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                                    NASH-FINCH COMPANY

                           ----------------------------------

                                    FIRST AMENDMENT
                              Dated as of November 15, 1996

                                         to

                                   NOTE AGREEMENTS
                             Dated as of September 15, 1987,
                           Re:  $10,000,000 9.9% Senior Notes
                                 Due September 30, 2002

                                   NOTE AGREEMENTS
                           Dated as of September 29, 1989,
                         Re:  $15,000,000 9.0% Senior Notes
                                Due September 29, 1999

                                  NOTE AGREEMENTS
                            Dated as of March 22, 1991,
                         Re:  $15,000,000 8.98% Senior Notes
                                 Due March 22, 2006

                                 NOTE AGREEMENTS
                           Dated as of March 17, 1993,
                      Re:  $25,000,000 7.54% Senior Notes
                                Due March 17, 2008

                                      and

                                NOTE AGREEMENTS
                           Dated as of March 22, 1996
                      Re:  $30,000,000 7.13% Senior Notes
                              Due October 1, 2011

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                       ----------------------------------


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                                      -2-

                      FIRST AMENDMENT TO NOTE AGREEMENTS

     THIS FIRST AMENDMENT dated as of November 15, 1996 (the or this "FIRST AMENDMENT") to the following Note Agreements between the Company and the respective purchasers listed on Schedule I thereto:

     (i)    Note Agreements dated as of September 15, 1987;

     (ii)   Note Agreements dated as of September 29, 1989;

     (iii)  Note Agreements dated as of March 22, 1991;

     (IV)   Note Agreements dated as of March 17, 1993; AND

     (v)    Note Agreements dated as of March 22, 1996,

(collectively, the "NOTE AGREEMENTS") is between NASH-FINCH COMPANY, INC., a Delaware corporation (the "COMPANY"), and each of the institutions which is a signatory to this First Amendment (collectively, the "NOTEHOLDERS").

                                 RECITALS:

     A. The Company has heretofore entered the Note Agreements with the respective purchasers listed on Schedule I thereto pursuant to which the Company has heretofore respectively issued the $10,000,000 9.9% Senior Notes due September 30, 2002, the $15,000,000 9.0% Senior Notes due September 29, 1999, the $15,000,000 8.98% Senior Notes due March 22, 2006, the $25,000,000
7.54% Senior Notes due March 17, 2008 and $30,000,000 7.13% Senior Notes due October 1, 2011.

     B. The Company and the Noteholders now desire to amend the Note Agreements in the respects, but only in the respects, hereinafter set forth.

     C. Terms used herein shall have the respective meanings ascribed thereto in the Note Agreements unless herein defined or the context shall otherwise require.

     D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

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     NOW, THEREFORE, the Company and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.     AMENDMENTS.

        1.1 Section 6.8(a)(4) (or Section 6.8(a)(iv) as the case may be) of each of the Note Agreements is hereby amended by deleting the reference to "60%" set forth therein and inserting in its place the following: "60% (or 70% during the period from November 15, 1996 to December 27, 1996)".

     Section 2 of the Existing Note Agreements is hereby amended by inserting as the last Section (either Section 2.5 or Section 2.6) of Section 2 the following:

     PREPAYMENT AT OPTION OF HOLDERS.

     At any time after November 15, 1996 and prior to December 27, 1996, the holder of any Notes may give the Company notice (the "NOTICE OF ELECTION") at its address set forth in SECTION 9.6 hereof of the election of such holder to require the Company to redeem all, but not less than all, of the outstanding Notes held by such holder (an "ELECTING HOLDER"). The Company shall redeem the Notes of each Electing Holder on the date which is five (5) business days after receipt of such Notice of Election by payment of an amount equal to 100% of the principal amount of such Notes, plus the Make Whole Premium determined for the date of prepayment with respect to such principal amount, together with interest on such Notes accrued to the date of such prepayment. Upon any prepayment of less than all of the Notes pursuant to this Section, the principal amount of each required prepayment of the Notes, if any, becoming due under Section 2.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment.

     The Company will at all times maintain amounts permitted to be actually borrowed under its Bank Facility equal to or greater than the amount necessary to prepay all of the Notes pursuant to this Section.

     Section 5.1 of the Existing Note Agreements is hereby amended by inserting the following definition in alphabetical order:

     "BANK FACILITY" shall mean Credit Agreement dated as of October 8, 1996 among Nash-Finch Company and the banks signatory thereto.

SECTION 2.     MISCELLANEOUS

        2.1 This First Amendment shall be construed in connection with and as part of each of the Note Agreements, and except as modified and expressly amended by this First

Amendment, all terms, conditions and covenants contained in the Note Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

        2.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreements without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

        2.3 In accordance with the Note Agreements, the Company hereby agrees to pay, concurrently with the execution and delivery of this First Amendment, the fees and disbursements of Chapman and Cutler, special counsel to the Noteholders.

        2.4 The descriptive headings of various sections or parts of this First Amendment are for convenience only, and shall not affect the meaning or construction of any of the provisions hereof.

        2.5 This First Amendment shall be governed by and construed in accordance with Minnesota law.

        2.6 The execution of this First Amendment shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one agreement.

        2.7 The Company hereby represents and warrants that as of the date hereof, and after giving effect to the amendments set forth herein, no Default or Event of Default under any of the Note Agreements has occurred and is continuing.

     IN WITNESS WHEREOF, the Company and the Noteholders have caused this instrument to be executed, all as of the day and year first above written.

                                    NASH-FINCH COMPANY
                                    By
                                       Its
                                           ------------------------------------

Accepted and Agreed to as of the date aforesaid, and the Undersigned hereby confirms that on November 15, 1996 it held Notes of the Company as indicated on Schedule I attached hereto and that on the date of actual execution hereof it continues to hold such Notes:

                                    IDS LIFE INSURANCE COMPANY
                                    By
                                       Its
                                           ------------------------------------

                                    IDS LIFE INSURANCE COMPANY OF NEW YORK
                                    By
                                       Its
                                           ------------------------------------
                                    NATIONWIDE LIFE INSURANCE COMPANY
                                    By
                                       Its
                                           ------------------------------------

                                    WEST COAST LIFE INSURANCE COMPANY
                                    By
                                       Its
                                           ------------------------------------

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                                    By
                                       Its
                                           ------------------------------------

                                    THE MINNESOTA MUTUAL LIFE INSURANCE
                                      COMPANY-SEPARATE ACCOUNT F
                                    By
                                       Its
                                           ------------------------------------

                                    By
                                       Its
                                           ------------------------------------

                                    AID ASSOCIATION FOR LUTHERANS
                                    By
                                       Its
                                           ------------------------------------

                                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                    By
                                       Its
                                           ------------------------------------

                                    By:
                                       Its
                                           ------------------------------------

                                    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                    By
                                       Its
                                           ------------------------------------

                                    INDEPENDENT LIFE AND ACCIDENT INSURANCE
                                      COMPANY
                                    By
                                       Its
                                           ------------------------------------

                                    NORTHERN LIFE INSURANCE COMPANY
                                    By
                                       Its
                                           ------------------------------------

                                    NORTHWESTERN NATIONAL LIFE INSURANCE
                                      COMPANY
                                    By
                                       Its
                                           ------------------------------------

                                  SCHEDULE I

IDS Life Insurance Company                           $5,400,000
                                                     9.9% Senior
Notes

IDS Life Insurance Company of New York               $600,000
                                                     9.9% Senior
Notes

Nationwide Life Insurance Company                    $14,000,000
                                                     9.0% Senior
Notes

West Coast Life Insurance Company                    $1,000,000
                                                     9.0% Senior
Notes

The Minnesota Mutual Life Insurance Company          $11,261,047
                                                     8.98% Senior
Notes

The Minnesota Mutual Life Insurance Company          $405,553
                                                     8.98% Senior
Notes

Principal Mutual Life Insurance Company              $13,000,000
                                                     7.54% Senior
Notes

Principal Mutual Life Insurance Company              $2,000,000
                                                     7.54% Senior
Notes

Aid Association for Lutherans                        $10,000,000
                                                     7.54% Senior
Notes

The Variable Annuity Life Insurance Company          $17,000,000
                                                     7.13% Senior
Notes

Independent Life and Accident Insurance Company      $3,000,000
                                                     7.13% Senior
Notes

Northern Life Insurance Company                      $6,000,000
                                                     7.13% Senior
Notes

Northwestern National Life Insurance Company         $4,000,000
                                                     7.13% Senior
Notes

                                      -12-